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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2001


                          THE MULTICARE COMPANIES, INC

                         ------------------------------

             (Exact name of Registrant as specified in its charter)


         Delaware                                         34-22090
-------------------------------                    --------------------------
(State or other jurisdiction of                     (Commission File Number)
         incorporation or
           organization)

                              101 East State Street
                       Kennett Square, Pennsylvania 19348
                      -----------------------------------
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 610-444-6350



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Item 1. Not applicable

Item 2. Not applicable

Item 3. Bankruptcy or Receivership

On September 20, 2001, the U.S. Bankruptcy Court for the District of Delaware entered an order approving the joint plan of reorganization, subject to certain minor modifications, (the "Plan"), proposed by Genesis Health Ventures, Inc., et al., and The Multicare Companies, Inc., et al. On October 2, 2001 (the "Effective Date") the Company and its subsidiaries emerged from the proceedings under Chapter 11 of the Bankruptcy Code pursuant to the terms of the Plan.

The Plan is referenced as an Exhibit to this Form. The principal provisions of the Plan are as follows:

o Multicare becomes a wholly-owned subsidiary of Genesis. Prior to the Effective Date, Genesis owned 43.6% of Multicare and managed its skilled nursing and assisted living facilities under the Genesis Eldercare brand name;

o New senior notes, new convertible preferred stock, new common stock and new warrants are to be issued to the companies' creditors. Approximately 93% of the New Common Stock (later defined), $242.6 million in senior notes and preferred stock with a liquidation preference of $42.6 million are to be issued to the Genesis and Multicare senior secured creditors. Approximately 7% of the new common stock are to be issued to the Genesis and Multicare unsecured creditors as well as warrants to purchase an additional 11% of the New Common Stock;

o Holders of Genesis and Multicare pre-chapter 11 preferred and common stock are to receive no distribution and those instruments are to be canceled;

o Claims between Genesis and Multicare are to be set-off against one another and any remaining claims will be waived and released; and

o    The board of directors of the reorganized Company are to consist of:
     Michael R. Walker, the current Chief Executive Officer and Chairman of the Genesis Board of Directors; James H. Bloem of Humana Inc.; Mac Crawford of Caremark Rx; James E. Dalton, Jr. of Quorum Health Group, Inc.; James Dondero of HCMLP; Robert H. Fish of Sonoma-Seacrest, LLC; Dr. Philip P. Gerbino of the University of the Sciences in Philadelphia and a current member of the Genesis Board of Directors; and Joseph A. LaNasa III of Goldman Sachs & Co.

The Plan requires that certain administrative claims and any amounts outstanding under the Genesis debtor-in-possession financing facility and the Multicare debtor-in-possession financing facility be paid on the Effective Date of emergence. The Company entered into a $515,000,000 financing facility with a lending group which consists of the following facilities: (1) a $150,000,000 revolving line of credit; (2) a $285,000,000 term loan; and (3) an $80,000,000 delayed draw term loan, (collectively the "Exit Financing Facility"). The Exit Financing Facility is available to fund the Company's obligations under the Plan and its ongoing operations following emergence from bankruptcy.

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As of the date of this filing, there were 48,653,556 and 100 shares of Genesis and Multicare pre-Chapter 11 common stock issued, respectively. In addition, approximately 589,714 outstanding shares of Genesis Series G Cumulative Convertible Preferred Stock, 24,369 of Genesis Series H Convertible Participating Cumulative Preferred Stock and 17,631 shares of Genesis Series I Senior Convertible Exchangeable Participating Cumulative Preferred Stock were outstanding. Under the provisions of the Plan, the outstanding pre-Chapter 11 common stock and preferred stock will be canceled. Upon implementation of the Plan, the Company will issue 41,000,000 shares of new common stock (the "New Common Stock"), par value $0.02 to its creditors in accordance with the Plan provisions. An additional 750,000 shares of the New Common Stock will be issued to certain key employees following the Effective Date of the Plan in accordance with a new management incentive plan and new employment agreements for four senior executives. The new management incentive plan will also include grants of options to purchase a number of shares of New Common Stock equal to 3,480,000 shares of New Common Stock, less the number of shares of New Common Stock allocated to the four senior executives under their new employment agreements.

Following the Effective Date, Genesis will issue warrants to purchase 4,559,475 shares of New Common Stock. This represents approximately 11% of the New Common Stock to be issued under the provisions of the Plan, before dilution for stock issuances or the exercise of options under the new management incentive plan previously described.

As of June 30, 2001, the assets and liabilities of the Company on a historical cost basis were $1.1 billion and $1.0 billion, respectively. On or near the Effective Date of the Plan, the Company will adopt the provisions of "fresh start accounting", which require the Company to restate all assets and liabilities to their fair values based upon the provisions of the Plan and certain valuation studies currently underway. The Company has not yet determined the impact of fresh start accounting on the historical consolidated financial statements.

Statements made in this, and in our other public filings and releases, which are not historical facts contain "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "may" and similar expressions. Factors that could cause actual results to differ materially include, but are not limited to, the following: our bankruptcy cases and our ability to continue as a going concern; risks associated with operating a business in Chapter 11; the delays or the inability to complete and/or consummate our plan of reorganization; our ability to comply with the provisions of our debtor-in-possession financing; our substantial indebtedness and significant debt service obligations; our default under our senior credit agreement and our senior subordinated and other notes; adverse actions which may be taken by creditors; adverse developments with respect to our liquidity or


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results of operations; the effect of planned dispositions of assets; our ability to consummate or complete development projects or to profitably operate or successfully integrate enterprises into our other operations; our ability or inability to secure the capital and the related cost of the capital necessary to fund future growth; our ability to attract customers given our current financial position; our ability to attract and retain key executives and other personnel; the impact of health care reform, including the Medicare Prospective Payment System ("PPS"), the Balanced Budget Refinement Act ("BBRA") and the Benefit Improvement and Protection Act of 2000 ("BIPA") and the adoption of cost containment measures by the federal and state governments; the impact of government regulation, including our ability to operate in a heavily regulated environment and to satisfy regulatory authorities; the occurrence of changes in the mix of payment sources utilized by customers to pay for services; the adoption of cost containment measures by other third party payors; competition in our industry; and changes in general economic conditions.

The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.



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Items 4-6. Not applicable

Item 7.    Financial Statements and Exhibits.

(a)        Financial Statements

           None.

(b)        Pro Forma Financial Information

           None.

(c)        Exhibits

           2.1(1) Findings of Fact, Conclusions of Law and Order Confirming the Joint Plan of Reorganization dated September 20, 2001.

           2.2(2) Disclosure Statement for Debtors' Joint Plan of Reorganization dated July 6, 2001.

           2.3(2) Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code dated July 6, 2001.

           2.4(2) Amendments to Debtors' Joint Plan of Reorganization to Comply With Opinion On Confirmation dated September 13, 2001.

           2.5(2) Erratum To Disclosure Statement for Debtors' Joint Plan of Reorganization.

           2.6(2) Technical Amendments To Debtors' Joint Plan Of Reorganization dated August 27, 2001.

           99.1(1) Press release, dated September 12, 2001, re: Genesis and
                   Multicare gain court approval for reorganization plan.

           99.1(2) Press release, dated October 2, 2001, re: Genesis Health
                   Ventures Emerges from Bankruptcy.

           (1) Incorporated by reference to the Form 8-K filed by Genesis Health Ventures, Inc. dated September 20, 2001.

           (2) Incorporated by reference to the Form T-3 filed by Genesis Health Ventures, Inc. dated September 18, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE MULTICARE COMPANIES, INC.

                                              By: /s/ George V. Hager, Jr.
                                                  ------------------------
                                              George V. Hager, Jr.
                                              Executive Vice President and
                                              Chief Financial Officer


Date: October 4, 2001



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